UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2004



                          SPIDERBOY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



                                    Minnesota
         (State or other jurisdiction of incorporation or organization)

            0-18292                                       41-0825298
    (Commission File Number)                   (IRS Employer Identification No.)


1117 Perimeter Center West, Ste. N415
           ATLANTA, GEORGIA                                 30327
(Address of principal executive offices)                  (Zip Code)

                                 (678)443-2300
              (Registrant's telephone number, including area code)

             6345 Glen Oaks Lane, Atlanta, Georgia 30328
          (Former name or former address if changed since last report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 13, 2004, the Registrant's independent auditor, Callahan, Johnston & Associates, LLC ("Callahan, Johnston") resigned. Callahan, Johnston resigned as the Registrant's independent auditor because Callahan, Johnston were not registered with the Public Company Accounting Oversight Board ("PCAOB").

     Callahan, Johnston's reports on the Registrant's financial statements for the year ended April 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Callahan, Johnston's reports on the Registrant's Form 10-KSB for the year ended April 30, 2003 raised substantial doubt about its ability to continue as a going concern.

     The decision to change accountants was approved by the Registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through April 13, 2004 there have not been any disagreements between the Registrant and Callahan, Johnston on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Callahan, Johnston, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

     On April 13, 2004 the Registrant engaged Malone & Bailey, P.C., certified public accountants, ("Malone & Bailey") as the Registrant's independent accountants to report on the Registrant's balance sheet as of April 30, 2004, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Malone & Bailey was approved by the registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Malone & Bailey, neither the Registrant nor anyone on the Registrant's behalf consulted with Malone & Bailey regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided the former accountants with a copy of this report before its filing with the Commission. The Registrant has requested the former accountants to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in this report and, if not, stating the respects in which they do not agree. The Registrant has filed the former accountants' letter as an exhibit to this report.

Item 5.   Other Events.

As of April, 14, 2004, the Registrant changed its address. The Registrant's new address is 1117 Perimeter Center West, Ste. N415, Atlanta, Georgia 30327. The Registrant's new telephone number is (678) 443-2300.

ITEM 7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibit is filed herewith:

   EXHIBIT NO.                    IDENTIFICATION OF EXHIBIT
   -----------                    -------------------------

     16 Letter from Callahan, Johnston & Associates, LLC, stating whether they agree with the statements made by the Registrant in this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2004

                                       SPIDERBOY INTERNATIONAL, INC.



                                       By /s/ Billy Ray, Jr.
                                         ---------------------------------------
                                         Billy Ray, Jr., Chief Executive Officer


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